EXHIBIT (10) EE. (v)

                         AMENDMENT NO. 4
                              TO
                      TERMINATION AGREEMENT



	THIS AMENDMENT NO. 4 dated and entered into effective as of the 20th day of March, 1996, to the TERMINATION AGREEMENT (the
Agreement) by and between United Jersey Banks (now Summit
Bancorp), a New Jersey corporation (the Company) and [executive officer] (the Executive), as amended by Amendment No. 1 dated
December 20, 1989, Amendment No. 2 dated October 16, 1991 and
Amendment No. 3 dated December 16, 1992.

                        WITNESSETH:

	WHEREAS, the Company and the Executive have previously entered into the Agreement referred to above; and

	WHEREAS, the Company and the Executive desire to amend the Agreement to extend the term of the Agreement;

	NOW, THEREFORE, to assure the Company of the Executive's continued dedication and the availability of his advice and counsel in the event of any proposed change of control of the Company, to induce the Executive to remain in the employ of the Company or a Subsidiary of the Company, and to reward the Executive for his valuable, dedicated service to the Company or a Subsidiary should his service be terminated under circumstances described in the Agreement, and for other good and valuable consideration, the receipt and adequacy whereof each party acknowledges, the Company and the Executive agreed that the Agreement is hereby amended as follows:

1.Paragraph 1.(b) of the Agreement is amended in its entirety to read as follows:

1.(b)	The Company shall be obligated to make the payments
referred to in paragraphs 3 and 4 hereof following, and the provisions of paragraph 2 hereof shall apply to, a Change in Control of the Company only if such Change in Control shall have occurred prior to, or as a result of efforts designed to attain such and known to the parties hereto to have commenced prior to, January 11, 1999 (or such later date as the Board shall determine).

	IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 to the Agreement as of the date set forth above.

    	SUMMIT BANCORP.					                         	EXECUTIVE

BY:______________________________________________________________

   T. Joseph Semrod, Chairman of the Board  	[Name of Executive
   and Chief Executive Officer	                       	Officer]